Green Mountain Capital Inc

is becoming

UK'S FAST GROWING TELECOMMUNICATIONS COMPANY

through



Internet Telecommunications PLC

Investment Risks & Disclaimer

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward looking statements. When used in this presentation, statements that are not statements of current or historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words "plan", "intend", "may," "will," "expect," "believe", "could," "anticipate," "estimate," or "continue" or similar expressions or other variations or comparable terminology are intended to identify such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

About Green Mountain Capital

- **GMOC** (Nasdaq OTC BB) is a telecommunications operator through its wholly owned subsidiary:

  Internet Telecommunications Plc ("IT")
  - among UK's fastest growing telecommunications providers
  - investing in capacity and switch infrastructure, and rapid growth
  - profitable and virtually debt-free
- Doubled revenues to **$19.8m in 2005 ($800k above forecast)** Management sales target: **$40m (2006) and over $90m (2007)**
- **Raised $2.6m equity funding**
- **GMOC Shares outstanding: 45,899,089**
- **GMOC Shares in the float: approx 18 million**
- **Senior Management** has over 60 years combined experience in managing successful global telecom businesses

GMOC's Vision

Become a leading carrier / operator of up-to-date integrated telecommunications services in the UK and selected countries to benefit from deregulation

Over time, expand our wholesale services to offer wire-line, wireless and broadband services (triple play) to mainly business users, and interactive TV (four-play) to the residential market

GMOC has Management Team for Growth

- **Dr Fredrik Verkroost (51) : Chairman**
  - $690m IPO/Bond issue in 1999 and $250m rights issue as deputy CEO of $5bn ICO Global Communications (DLJ, Credit Suisse, Bear Stearns, Salomon Smith Barney, BancAmerica)
  - $75m IPO in 2000 for Alterian (UK) Plc, a UK start-up
  - $750m acquisitions/disposals + restructuring of Electrowatt/Landis & Gyr companies in Switzerland as Director, Corporate Development (to 1998).
  - Since 2000, Chairman/CEO of developing Technology Companies
- **Charlie Yiasemis (50) : CEO and founder of IT**
  - Over 21 experience in the telecom markets worldwide.
  - Chief Consultant for AT&T, Cable & Wire and OTE (Greece) in Asia, Europe, Africa for agreeing their settlement rates.
  - Headed a APT Worldwide Sales & Marketing team - $10M per month that floated in Hong Kong at $15 per share.
  - CEO–of the biggest VoIP (IEC) Company with over 300 persons in 28 offices worldwide - Part of Nokia Group development H323.
  - Experience with Merger & Acquisitions, Contract law, Branding and expansions across the world.

GMOC Management Team

- Dr Fredrik Verkroost – Exec. Chairman
- Charlie Yiasemis – President & CEO
- Richard Meagher – Operations Director
- James Gillett – Sales Director
- Stavros Papathanassiou – Development Director
- Petrula Demetriou – Accounting

GMOC - Investment Highlights

- Doubling revenues each year and profitable
- Experienced management – proven track record!
- Investing in IT's network capacity and purchased Nokia switch for growth and to secure higher gross margins
- Investing in IP infrastructure to offer VoIP, IVR and Value-Added Services
- Rapid expansion among business users through wholesale agreements with service providers
- Proprietary software assets and anti-fraud management
- Offering attractive shareholder returns and cash generation
- Medium-term:- offer Triple-Play Services (Wire-line, Wireless, Broadband)
- Further expansion through merger/acquisitions

"IT" - Background Information

- **Tier One Carrier with a Full UK Telecommunication Licence**
- **6 million numbers allocated** by Regulator for future expansion
- Among the widest UK coverage in points of presence
- Owns **Database switches in the UK**
- **Interconnected with BT Wholesale. Offering low-cost Line Rental and 'Meat or Beat' Airtime rates** BT
- **Lowest cost provider of UK Wholesale Line Rental**
- **Lean operation** with virtually no long-term debt structure

UK Telecoms Market

- 24m residential lines and 15m business lines
- At least 2/3 still use BT for access
- Less than 10% of users make calls via an indirect access provider
- Telecoms market is highly price & service sensitive.
- Unbundling of voice / broadband is opening market to independent service providers (customers of IT)
- Service Providers can save at least £2/month per line with IT wholesale versus best competitor offering
- Growth of bundled services will benefit IT's deployment of voice + value-added IP services

Just 1% UK market share generates >$400m Revenues

Business users are a lucrative source of wholesale revenue

Some of "IT's" Partners Today

- uSwitch.com
- NOKIA Connecting People
- Telsis — The Text and Voice Experts
- UNIPART GROUP
- Cisco Systems
- ESP
- BTwholesale
- bulldog — Broadband from Cable & Wireless
- RTF Consultants
- orange
- OPAL Telecom
- vodafone
- COLT
- tfg
- T-Mobile
- equitalk
- wire9
- murphx — Innovative Solutions
- your communications
- Radar Telecom

Our Unique Selling Proposition

	"IT"
▪ **Service Providers gain higher margins** with IT	☑
▪ **Only 1 Partner for line rental, calls and all select services**	☑
▪ IT's **wholesale tariffs are the most competitive in the UK**. Similar deals possible in Europe, USA	☑
▪ Line Rental agreement **locks-in customer** for all their communications services for up to **12 months**	☑
▪ IT offers **customized billing** and collection services	☑
▪ Direct Debit settlements ensures **low level of bad debts**	☑
▪ **No auto-diallers, prefix codes or carrier pre-select**	☑
▪ Price **competitive with VoIP**, but IT plans to **offer VoIP** too!	☑

"IT" - New Switch & Network Solution for Tomorrow


Public
Telephone
Network
BT Local
Exchange
BT Local
Exchange
NEW
International
Switch
Network
NEW
National
Switch
PBX

IT using own Nokia Switch and BT network

Local Loop Unbundling (LLU)


WWW
IP, VoIP
Local loop
Voice
LEC
USER

We control access through the local loop

"IT" - Products and Services

Line Rental + Airtime

- Red Care, Analogue ISDN Lines
- Pulse Metering (Hotels)
- All Features 1471 & 141
- 0800/0845/0870 numbers
- Follow-me 0700 numbers
- PRS Interactive services
- 192 & Operator Services
- Least Cost Routing "LCR"
- Caller Pre-select Services "CPS"
- Carrier Services
- On-Line Billing
- PBX Programming
- Conference Calling



And many more services….

Active marketing to build the Subscriber Base

- Secure wholesale agreements with existing service providers
- Use call centres to convert Residential and Business customers to IT
- Account Managers with focus on key account business customers and organisations
- Direct Marketing to selected user groups
- PR awareness
- Inserts in trade magazines

Financial Overview

- Continued Profitability in 2006 and 2007
- Cash-flow positive in Q, 2006
- Targeted sales of $40m+ 2006; $90m+ 2007
- Virtually debt-free

"IT" - Profit & Loss

Year ending December 31

$('000) To US GAAP	2004 (actual) "IT" only	2005 (actual) "IT" only
Revenues	7,443	19,811
Cost of Sales	6,887	18,664
Gross Profit	**228**	**1,146**
Operating Expenses	220	692
Income from Operations	**328**	**454**
Net Profit	**262**	**394**
EBITDA	334	540

Revenue Forecasts



100
90
80
70
60
$m
50
40
30
20
10
0
2004 act
2005 act
2006
2007

"IT" - Sources of Revenue Growth
(estimation)



100
90
80
70
60
$m
50
40
30
20
10
0
2005
2006
2007
Value-Added
VoIP
Voice - New
Voice - Base

>20% from VoIP and Value-Added Services

Assumptions

- Wholesale telecom market prices remain stable
- No radical shift in provision of telecom services
- No significant pricing structure impact on line rental with 'naked DSL'
- Prospective service provider customers are not acquired by competing wholesale operators
- GMOC continues to raise funds to complete investments and make acquisitions

"IT" - Balance Sheet

Pre-merger
Year ending December 31

$('000) To US GAAP	2004 (actual) "IT" only	2005 (actual) "IT" only
Fixed Assets	149	941
Current Assets	491	2,809
Total Assets	**640**	**3,751**
Current Liabilities	365	2,217
Long term debt / deferred tax	-	917
Total Liabilities	**365**	**3,134**
Shareholders Equity	**275**	**617**

Balance sheet strength

Reasons to consider GMOC

- Green Mountain Capital has acquired one of the UK's fastest growing wholesale Telecom Providers offering:
  - Lowest Cost for Line Rental
  - Improving margins with newly acquired Switch
  - Profitable, Lean and Debt-Free (pre-merger)
- Experienced Board / Management
- Equipped to follow market changes to offer triple-play bundled services (wire-line, wireless and broadband)
- Listed on Nasdaq OTC. Significant ROI potential. Stock virtually unknown
- Expansion through acquisitions and geographically in the USA and EU

FUTURE EXPANSION


USA is Coming!

Additional Information regarding our network and solutions

"IT" - LAN & Wireless Network Architecture



Billing SERVERS
WWW/Internet
IT National LAN Network
International SWITCH
National SWITCH
Wireless PSTN or Corporate Voice Network
Wireless PSTN or Corporate Voice Network
PBX
PBX

From 2006 - IT controls subscriber access

New Services with "IT's" NEW Switch


Voice Comm's Applications
Call Centers
Directories
ACD
IVR
Web Site
Toll By-pass
API
Call Processing
Over 800 Million Telephone Trunks
Gateway

ACD = Automatic Call Distribution
IVR = Interactive Voice Response